UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) February 27, 2024
Nordstrom, Inc.
(Exact name of registrant as specified in its charter)

Washington	001-15059	91-0515058
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1617 Sixth Avenue, Seattle, Washington 98101
(Address of principal executive offices)
Registrant’s telephone number, including area code (206) 628-2111
Inapplicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, without par value	JWN	New York Stock Exchange
Common stock purchase rights		New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(e) Compensatory Arrangements of Certain Officers
This amended Current Report on Form 8-K/A amends Item 5.02 of the Current Report on Form 8-K dated March 4, 2024 (the “Prior Report”) filed by Nordstrom, Inc. (the “Company”) with the Securities and Exchange Commission, relating to compensatory arrangements of the Company’s Principal Executive Officer, Principal Financial Officer, and the Named Executive Officers as set forth in the Company’s proxy statement dated April 28, 2023 (the “Executives”). As referenced in the Prior Report, the Compensation, People and Culture Committee of the Board of Directors awarded restricted stock units (“RSUs”) and performance share units (“PSUs”) to the Executives on March 4, 2024, with an effective date of March 7, 2024. The number of RSUs and PSUs awarded to each Executive was to be determined pursuant to established formulae, but at the time of the Prior Report not all inputs for those formulae were available. For that reason, the number of RSUs and PSUs actually awarded was indeterminable at the time of the Prior Report. This amended Current Report on Form 8-K/A is being filed to update the Prior Report and provide this information. The number of RSUs and PSUs awarded to each of the Executives is provided in the table below.

Executives	RSUs Awarded	PSUs Awarded
Erik B. Nordstrom Chief Executive Officer (Principal Executive Officer)	103,760	113,156
Cathy R. Smith Chief Financial Officer (Principal Financial Officer)	73,277	79,912
Peter E. Nordstrom President, Nordstrom Inc. and Chief Brand Officer	103,760	113,156
Kenneth J. Worzel Chief Customer Officer	97,437	106,261
Alexis DePree Chief Supply Chain Officer	63,751	69,524
ITEM 9.01 Financial Statements and Exhibits

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORDSTROM, INC.
(Registrant)

/s/ Cathy R. Smith
Cathy R. Smith
Chief Financial Officer

Date: March 13, 2024